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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 15, 2001

                          ATHEY PRODUCTS CORPORATION
              (Exact Name of Registrant as Specified in Charter)

       Delaware                            1-2723            36-0753480
(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

     1839 South Main Street
   Wake Forest, North Carolina                                    27587-9289
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:          919-556-5171

                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

        On December 8, 2000, Athey Products Corporation, a Delaware corporation ("Athey"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Bankruptcy Court").

        A copy of the monthly report for the period of April 1, 2001, through April 30, 2001, filed with the Bankruptcy Court on May 15, 2001, pursuant to Bankruptcy Court Rule 2015, is attached to this current Report on Form 8-K as
Exhibit 99.1. Any financial information in the exhibit is unaudited and has not been reviewed by an independent accountant.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

        (c)    Exhibits.

Exhibit Number                                    Description
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99.1                                    Monthly Report dated May 15, 2001


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATHEY PRODUCTS CORPORATION

 Date:   May 30, 2001                        /s/ William S. Warden
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                                             By:   William S. Warden
                                             Its:  Chief Financial Officer